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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Charter Communications:

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Independent Certified Public Accountants" in the registration statement.

                                          KPMG Peat Marwick LLP

Dallas, Texas

July 22, 1996